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                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                         TRANSKARYOTIC THERAPIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            DELAWARE                             2836                            04-3027191
  (STATE OR OTHER JURISDICTION       (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
      OF INCORPORATION OR
          ORGANIZATION)              CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)
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                               195 ALBANY STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
                                 (617) 349-0200
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                RICHARD F SELDEN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         TRANSKARYOTIC THERAPIES, INC.
                               195 ALBANY STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
                                 (617) 349-0200
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------
                                    Copy to:
                              MICHAEL LYTTON, ESQ.
                               PALMER & DODGE LLP
                               ONE BEACON STREET
                          BOSTON, MASSACHUSETTS 02108
                                 (617) 573-0100

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
                            ------------------------
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] 333-31957
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

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                                                                               PROPOSED
                                                              PROPOSED         MAXIMUM
          TITLE OF EACH CLASS                 AMOUNT          MAXIMUM         AGGREGATE        AMOUNT OF
          OF SECURITIES TO BE                 TO BE        OFFERING PRICE      OFFERING       REGISTRATION
               REGISTERED                   REGISTERED      PER SHARE(1)       PRICE(1)           FEE
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Common Stock, $.01 par value per
  share.................................     100,000          $31.6875        $3,168,750          $961
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(1) Estimated for purposes of calculating the registration fee pursuant to Rule
    457(c) under the Securities Act of 1933, as amended, on the basis of the average of the high and low sales price of the Registrant's Common Stock on
    July 23, 1997 ($31.6875).

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.
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     This Registration Statement is being filed with respect to the registration of additional shares of common stock, $.01 par value per share, of Transkaryotic Therapies, Inc., a Delaware corporation, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-31957) (the "Earlier Registration Statement") are incorporated in this Registration Statement by reference. The form of prospectus contained in the Earlier Registration Statement will reflect the aggregate amount of securities registered in this Registration Statement and the Earlier Registration Statement.

     The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachsuetts, on July 29, 1997.

                                          TRANSKARYOTIC THERAPIES, INC.

                                          By:          DANIEL E. GEFFKEN
                                            ------------------------------------
                                                     Daniel E. Geffken
                                                Vice President, Finance and
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

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               SIGNATURE                                  TITLE                        DATE
----------------------------------------    ----------------------------------    --------------

                   *                        President, Chief Executive             July 29, 1997
----------------------------------------    Officer, Treasurer and Director
           Richard F. Selden                (principal executive officer)

           DANIEL E. GEFFKEN                Vice President, Finance and Chief      July 29, 1997
----------------------------------------    Financial Officer (prncipal
           Daniel E. Geffken                financial and accounting officer)

                   *                        Director                               July 29, 1997
----------------------------------------
           William R. Miller

                   *                        Director                               July 29, 1997
----------------------------------------
        Rodman W. Moorhead, III

                   *                        Director                               July 29, 1997
----------------------------------------
            James E. Thomas

                   *                        Director                               July 29, 1997
----------------------------------------
              Peter Wirth

         *By: DANIEL E. GEFFKEN
----------------------------------------
           Daniel E. Geffken
            Attorney-in-fact
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                                 EXHIBIT INDEX

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
  EXHIBIT NO.                                    DESCRIPTION
  -----------   ------------------------------------------------------------------------------
       5.1      Opinion of Palmer & Dodge LLP

      23.1      Consent of Palmer & Dodge LLP (included in Exhibit 5.1)

      23.2      Consent of Ernst & Young LLP

      24.1      Power of Attorney
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* Filed with the Company's Registration Statement on Form S-1
  (Registration No. 333-31957).